                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   May 7, 1996


            WINDSOR PARK PROPERTIES 2, A CALIFORNIA LIMITED PARTNERSHIP
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      California                    0-15698                     33-0054332
- ---------------------        ---------------------         -------------------
    (State or other            (Commission File               (IRS Employer
    jurisdiction of                 Number)                 Identification No.)
    incorporation)


          120 W. Grand Avenue, Suite 202, Escondido, CA            92025
- -------------------------------------------------------------------------------
            (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:      (619) 746-2411
                                                          ---------------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On May 7, 1996 Windsor Park Properties 2, A California Limited Partnership (the Partnership), sold the Pinecrest manufactured home community (the Community), located in Shreveport, Louisiana. The Community was originally acquired in August 1985 at a total purchase price of $3,943,400, including acquisition fees and other costs. The Community contains 405 manufactured home spaces.

The Community was sold for approximately $795,000 (net of sale and closing costs of $5,000). The sales price was arrived at through an arms-length bargaining process with the purchaser, ROC Communities, Inc., a Maryland corporation,
(ROC). ROC has provided the day to day property management services at Pinecrest since 1991 and has previously acquired properties from the Partnership and its affiliates. In addition, the corporate general partner of the Partnership, The Windsor Corporation, owns a nominal equity position in ROC.

The Partnership realized an accounting gain from the sale of the Community of approximately $120,500, computed as follows:


         Net selling price                      $    795,000
         Net book value                             (674,500)
                                               ---------------

         Gain on sale of investment property    $    120,500
                                               ===============

The General Partners intend to make a distribution of sales proceeds in May
1996.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         -----------------------------------------------------------------

         (a)  Financial statements of business acquired - not applicable


         (b)  Proforma Financial Information of Windsor Park Properties 2              Page
              -----------------------------------------------------------              ----

              (i)     Proforma Balance Sheet at December 31, 1995 (unaudited)            4
              (ii)    Proforma Statement of Operations for the year ended
                      December 31, 1995 (unaudited)                                      6

         (c)  Exhibits
              --------

              (10)    Material Contract                                                  8
                      Letter Agreement dated March 12, 1996

Item 7(b)(i) - Proforma Financial Information
- ---------------------------------------------

The following unaudited condensed proforma balance sheet presents the financial position of Windsor Park Properties 2 on December 31, 1995, assuming that the sale of the Pinecrest manufactured home community, which occurred on May 7, 1996, occurred on that date. This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in Item 2, included elsewhere in this Form 8-K.


                           Windsor Park Properties 2
                          ---------------------------
                            Proforma Balance Sheet
                               December 31, 1995
                                  (unaudited)

                                                    Sale of           Proforma
                             December 31, 1995     Pinecrest      December 31, 1995
                             -----------------     ---------      -----------------
ASSETS
- ------
Property held for
  sale - net                     $  775,000        $(676,600)         $   98,400
Cash                                411,800          788,900           1,200,700
Other assets                         27,000          (22,000)              5,000
                             -----------------      ---------      -----------------

                                 $1,213,800        $  90,300          $1,304,100
                             =================      =========      =================

LIABILITIES AND
- ---------------
PARTNERS' EQUITY
- ----------------
Accounts payable
  and other liabilities          $   63,800         $(28,100)         $   35,700

Partners' equity                  1,150,000          118,400           1,268,400
                             -----------------      ---------      -----------------

                                 $1,213,800         $ 90,300          $1,304,100
                             =================      =========      =================

               See accompanying notes to proforma balance sheet.

                            Windsor Park Properties 2
                            -------------------------
                        Notes to Proforma Balance Sheet
                               December 31, 1995
                                  (unaudited)

NOTE 1.  Basis of Presentation
         ---------------------

The unaudited condensed proforma balance sheet of Windsor Park Properties 2 (the Partnership) presents the financial position of the Partnership on December 31, 1995, assuming that the sale of the Pinecrest manufactured home community, which occurred on May 7, 1996, occurred on that date.

NOTE 2:  Proforma Adjustments
         --------------------

(a)  Property Held for Sale
     ----------------------

     This adjustment eliminates the net book value of the Pinecrest manufactured home community at December 31, 1995.

(b)  Cash
     ----

     This amount represents the net sales proceeds received by the Partnership.

(c)  Other Assets
     ------------

     The adjustment eliminates other assets associated with the Pinecrest manufactured home community on December 31, 1995.

(d)  Accounts Payable and Other Liabilities
     --------------------------------------

     The adjustment eliminates accounts payable and other liabilities associated with the Pinecrest manufactured home community on December 31, 1995.

(e)  Partners' Equity
     ----------------

     This adjustment represents the gain on sale which would have been realized by the Partnership had the community sold on December 31, 1995.

Item 7(b)(ii) - Proforma Financial Information
- ----------------------------------------------

The following unaudited condensed proforma statement of operations presents the results of operations of the Partnership for the year ended December 31, 1995 assuming that the sale of the Pinecrest manufactured home community, and the distribution of the net sale proceeds to the partners occurred on January 1, 1995. The Pinecrest community was sold on May 7, 1996. The proforma statement of operations does not present the gain on sale of investment property which the Partnership realized from the sale. This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in Item 2 included elsewhere in this Form 8-K.


                           Windsor Park Properties 2
                       ---------------------------------
                       Proforma Statement of Operations
                     For the Year Ended December 31, 1995
                                  (unaudited)


                                                                            Proforma
                                          Year ended        Sale of        Year ended
                                      December 31, 1995    Pinecrest    December 31, 1995
                                      -----------------    ---------    -----------------
Revenues:
- --------
  Rent and utilities                      $ 476,100        $(356,900)        $ 119,200
  Interest                                   27,000                             27,000
  Other                                      30,200          (29,400)              800
                                      -----------------    ---------    -----------------

                                            533,300         (386,300)          147,000
                                      -----------------    ---------    -----------------

Expenses:
- ---------

  Property operating                        463,500         (337,200)          126,300
  Depreciation and amortization              64,100          (48,800)           15,300
  General and administrative                 72,900                             72,900
  Provision for estimated loss in
    value of property held for sale          90,000                             90,000
                                      -----------------    ---------    -----------------

                                            690,500         (386,000)          304,500
                                      -----------------    ---------    -----------------

Net Loss                                  $(157,200)       $    (300)        $(157,500)
                                      =================    =========    =================

Net Loss - Limited Partners               $(155,600)       $    (300)        $(155,900)
                                      =================    =========    =================

Net Loss - Per Limited
  Partnership Unit                        $   (1.04)                         $   (1.04)
                                      =================    =========    =================

          See accompanying notes to proforma statement of operations.

                           Windsor Park Properties 2
                           -------------------------
                   Notes to Proforma Statement of Operations
                      For the Year Ended December 31, 1995
                                  (unaudited)

NOTE 1.  Basis of Presentation
         ---------------------

The unaudited condensed proforma statement of operations of Windsor Park Properties 2 (the Partnership) presents the results of operations for the Partnership for the year ended December 31, 1995 assuming that the sale of the Pinecrest manufactured home community, and the distribution of the net sale proceeds to the partners occurred on January 1, 1995. The Pinecrest community was sold on May 7, 1996. The proforma statement of operations does not present the gain on sale of investment property which the Partnership realized from the sale

NOTE 2.  Proforma Adjustments
         --------------------

(a)  Rent and Utilities/Other Revenues
     ---------------------------------

     This adjustment eliminates rent and utilities and other revenues relating to the Pinecrest community for the year ended December 31, 1995.

(b)  Property Operating Expenses
     ---------------------------

     This adjustment eliminates property operating expenses relating to the Pinecrest community for the year ended December 31, 1995.

(c)  Depreciation and Amortization
     -----------------------------

     This adjustment eliminates depreciation and amortization expense relating to the Pinecrest community for the year ended December 31, 1995.